Exhibit 10.102


                      AGREEMENT WITH RESPECT TO PREVENTION
                           AND RESOLUTION OF DISPUTES

     This Agreement with Respect to Prevention and Resolution of Disputes ("AGREEMENT") dated as of the 2nd day of April, 2001, by and between BANK ONE, NA, a national banking association with its principal offices in Columbus, Ohio ("LENDER"), and E-LOAN, INC., a Delaware corporation, ("OBLIGOR").

                                   WITNESSETH:

     WHEREAS, Lender is entering into or has entered into financing transactions (collectively, the "FINANCING TRANSACTION") evidenced by the following instruments, including any amendments, extensions, substitutions, restatements or renewals thereof which instruments may be secured with collateral security documents and/or guaranty agreements (together with all documents, instruments, and agreements executed and/or delivered in connection therewith, collectively, "LOAN DOCUMENTS"):

     (i)   LOAN AGREEMENT               $N/A             Effective as of 4/2/01

     (ii)  REVOLVING CREDIT NOTE        $25,000,000      Effective as of 4/2/01


     WHEREAS, Lender and Obligor seek to minimize potential costs caused by undue delays and expenses arising from the resolution of a dispute under the Financing Transaction by (i) giving certainty as to where the dispute will be heard and which laws will be applicable to its resolution, (ii) limiting the understanding between the parties to written agreements, and (iii) waiving the right to have a jury trial so that the dispute can be resolved quickly and efficiently;

     WHEREAS, to prevent disputes, to expedite the resolution of any dispute between Lender and the Obligor and to induce Lender to enter into or continue the Financing Transaction, Obligor is executing and delivering this Agreement; and

     WHEREAS, Lender has requested this Agreement as a condition of Lender entering into or continuing the Financing Transaction;

     NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Obligor agrees as follows:

     1. SUBMISSION TO JURISDICTION, VENUE, AND LAW. With respect to any claim arising out of the Financing Transaction, the Obligor irrevocably submits for itself and its property, to the nonexclusive jurisdiction and to the laying of venue of the courts of competent jurisdiction of Franklin County, Ohio at the option of Lender. The Loan Documents and this Agreement shall in all

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
                                                                  Exhibit 10.102


          respects be construed in accordance with and governed by the laws of the State of Ohio.

     2. PREVENTION OF DISPUTES. The Loan Documents together with this Agreement constitute the ONLY agreement and understanding among Lender and the Obligor and supersede any and all prior agreements and understandings, oral or written, relating to the Financing Transaction. Obligor acknowledge that they have not relied on any oral promises or representations by Lender other than those set forth in the Loan Documents together with this Agreement. No change in the terms, amendment, modification or waiver of any provision of the Loan Documents or this Agreement shall be effective unless the same shall be in writing and signed by the Obligor and Lender.

     4. WAIVER OF JURY TRIAL. LENDER AND THE OBLIGOR HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND THE OBLIGOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE OBLIGOR AND LENDER IN CONNECTION WITH THE LOAN DOCUMENTS, THIS AGREEMENT, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO THE FINANCING TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE ITS REMEDIES.

     In the event of a conflict between the provisions of this Agreement and the provisions of any of the Loan Documents, the provisions of this Agreement shall supersede and prevail over those provisions of the Loan Documents which appear to conflict. In the event that any one or more of the provisions contained in this Agreement or in the Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or the Loan Documents. This Agreement shall be binding upon and inure to the benefit of Obligor and Lender and their respective successors and assigns.

     This Agreement may be executed in multiple counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any counterpart.

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                                                                  Exhibit 10.102


     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed at Columbus, Ohio as of the day and year first above written.

LENDER:                                 OBLIGOR:

Bank One, NA                            E-Loan, Inc.


/s/  CRAIG LARSON                        /s/ MATT ROBERTS
-----------------------------------     ----------------------------------------
By   Craig Larson                       By:  MATT ROBERTS
Its: Commercial Loan Officer                 -----------------------------------
                                        Its: CFO
                                             -----------------------------------

                                             -----------------------------------



STATE OF CALIFORNIA        )
                           ) ss:
COUNTY OF ALAMEDA          )

     Before me, a notary public, in and for said county, personally appeared ___MATT ROBERTS___ of E-Loan, Inc., who acknowledged that he signed the foregoing instrument on behalf of said corporation. In testimony whereof, I have hereunto subscribed my name this 30th day of March, 2001.


                                   /s/ MATT L. COX
                                   ---------------------------------
                                   Notary Public

                                   MATT L. COX
                                   ---------------------------------
                                   Printed Name:

My Commission Expires: 8/3/03
                      -------

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                                                                  Exhibit 10.102


STATE OF ____________)
                     ) ss:
COUNTY OF ___________)

     Before me, a notary public, in and for said county, personally appeared Craig Larson, Commercial Loan Officer of Bank One, NA, who acknowledged that he signed the foregoing instrument on behalf of said corporation. In testimony whereof, I have hereunto subscribed my name this 30th day of March, 2001.

                                   ------------------------------
                                   Notary Public

                                   ------------------------------
                                   Printed Name:

My Commission Expires:__________


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